UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 8, 2009

BEESTON ENTERPRISES LTD.

(Exact name of registrant as specified in its charter)

Nevada	333-103621	88-04360717
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

247 SW 8TH Street, #122

Miami, FL 33130

 (Address of principal executive offices)

Registrant’s Telephone Number, including area code:  (305) 432-5232

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 7, 2009, the Company increased its authorized capital stock from a single class of 100,000,000 shares of common stock, par value $0.001, to a single class of 500,000,000 shares of common stock, par value $0.001.  A Certificate of Change was filed with the Nevada Secretary of State on April 8, 2009, and is attached hereto as Exhibit 3.1

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit 3.1.  Certificate of Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Brian Smith

Brian Smith, President